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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 17, 2000


                                 LEAPNET, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                      000-20835              36-4079500
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)



   420 West Huron Street, Chicago, Illinois                        60610
   (Address of Principal Executive Offices)                     (Zip Code)


                                 (312) 528-2400
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

As of November 17, 2000, Frederick A. Smith terminated his employment with Leapnet, Inc. ("Leapnet") and resigned from the position of Chairman of the Board of Leapnet and from Leapnet's Board of Directors pursuant to the terms of a Separation Agreement of the same date between Mr. Smith and Leapnet (the "Separation Agreement"). A copy of the Separation Agreement is attached hereto as Exhibit 10.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

             No.  Description
             ---  -----------

             10.1 Separation Agreement, dated as of November 17, 2000 between
                  Frederick A. Smith and Leapnet, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Leapnet, Inc.

Dated: November 20, 2000        By:  /s/ Robert C. Bramlette
                                    -------------------------
                                    Robert C. Bramlette
                                    Chief Legal Officer